Planet Microcap | Showcase | *April 2025*

SONO·TEK Corporation

Dr. Christopher Coccio, Executive Chairman
Steve Harshbarger, CEO & President





Photoresist coating system with automated wafer handler module

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements within the meaning of safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including delivery of profitable, dynamic growth, growth opportunities for ultrasonic spray technology, retaining and expanding industry leadership and customer base, continuing product diversity, maintaining technological advantage of the Company's nozzles over those of competitors, including faster return on investment compared to conventional spray systems, enhancing global distribution network, establishing market niches for recently developed products and services, including fuel cell roll-to-roll development and controlled coating, market reception of new spray innovations, ability to increase sales of larger machines with longer delivery times, maintaining strong net cash position, achieving revenue projections, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

WHO WE ARE

Dynamic, committed team located in the Mid-Hudson Valley with worldwide distribution and development laboratories

LOCAL COMPANY & TEAM WITH INTERNATIONAL FOOTPRINT


Headquarters
Satellite Offices
Distributors
Application Labs





Dr. Chris Coccio
EXECUTIVE CHAIRMAN



Steve Harshbarger
CEO & PRESIDENT



Stephen Bagley
CFO



Chris Cichetti
COO



Maria Kuha
VP, MANUFACTURING OPERATIONS



Randy Copeman
CHIEF TECHNOLOGIST

R&D THROUGH HIGH VOLUME COATING MACHINES



Sono-Tek Corporation
is the leading developer and manufacturer of ultrasonic spray coating systems for applying functional thin film coatings.

DIVERSE GROWTH MARKETS

- **MICROELECTRONICS/ELECTRONICS**
- **ALTERNATIVE ENERGY**
- **MEDICAL**
- **INDUSTRIAL**
- **EMERGING R&D MARKETS**

PATENTED

FOUNDED 1975

4 WORLDWIDE DEVELOPMENT LABS

39 INTERNATIONAL DISTRIBUTORS

CUSTOMERS IN 50+ COUNTRIES

MARKET DATA 02.28.2025	
Nasdaq	SOTK
Price	$3.70
52 Week Range	$3.65 - $5.08
Market Cap	58.27M
Average Daily Trading (3 Months)	16.6K
Common Shares Outstanding	15.75M
Insider Ownership	6%
Cash, Cash Equivalents & Marketable Securities	$11.9M

**Fiscal year 2025 ended February 28, 2025, preliminary, unaudited results*

CORE ULTRASONIC NOZZLE



TECHNOLOGY AT THE HEART OF EVERY MACHINE

SMALL, PALM-SIZED CORE ULTRASONIC NOZZLE IS INTEGRATED WITH LARGE HIGH VALUE AUTOMATED SYSTEMS



Example: 20 micron drops

Unique Proprietary Coating Technology

Every Sono-Tek coating system uses our proprietary ultrasonic spray nozzle technology at its core. Liquid delivery, spray shaping and generator controls are fully integrated into automated full coating solutions with software control, product handling and customized options.

High frequency ultrasonic vibrations atomize liquids into uniform micron-sized drops for coating a wide variety of surfaces.

+ Firmware/software + Electronics + Precision hardware





THIN FILMS ARE "IN"

OUR AREA OF EXPERTISE

Ultrasonic spray is more cost-effective and simpler than alternative coating methods:

- Dramatic reductions in overspray with reduced emissions
- Large cost savings
- Improved process repeatability
- High precision coatings

*This SEM photo of a **thin film solar cell** coating application shows precise coating with controllable surface morphology characteristics achieved with Sono-Tek technology.*






0.5 microns
1 µm

PEROVSKITE SOLAR COATING APPLICATION

Photo: www.solar-rrl.com, Spray-Coated Lead-Free Cs2AgBiBr6 Double Perovskite Solar Cells with High Open-Circuit Voltage

TARGETING DISRUPTIVE MARKETS

PRESENT GROWTH MARKETS

Microelectronics/Electronics

- AI ramp-up and high demand for handhelds


INCOMING CALL

Medical Devices

- Implantables, microfluidics, diagnostic applications



Alternative Energy

- Climate change and energy security are key drivers


Hydrogen
H_2

Global Trends Demanding Thin Film Coating Solutions

EXCITING FUTURE COATING APPLICATIONS


10:05 AM
Cafe Coffe Shop
Your Destination is on left

FUTURE POTENTIAL GROWTH AREAS IN R&D

Growing Number of Customer Trials in our Laboratory for New Applications

- Micro LEDS for auto screens, smart watches, high tech glasses, augmented and virtual reality
- Advanced/stronger Lithium battery protective and insulating coatings
- Aircraft parts/small components
- Safer and environmentally friendly food container barrier coatings for fiber molded plastic replacements
- Cardiac care coatings beyond stents to catheters and heart valves
- Knee replacement implant coatings
- Dental and mammography sensor coatings for improved visualization of details
- Surgical blade and razor blade coatings

ABILITY TO NAVIGATE CHANGES IN CURRENT MARKET APPLICATIONS



RECORD SALES IN FY 2024

Consistent Profitable Growth

REVENUE (IN MILLIONS)



20
15
10
5
0
$11.00
$11.60
$15.50
$14.80
$17.10
$15.00
$19.70
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024

Zero Debt since FY 2021

GROSS MARGINS



60
50
40
30
20
10
0
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024

Gross Margins Consistently Above 45%

NET INCOME (IN MILLIONS)



1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
$0.43
$0.16
$1.11
$1.12
$1.54**
$0.64
$1.44
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024

*** FY 2022 Net Income with $1M PPP loan forgiveness was $2,542,573. PPP loan forgiveness removed from above data.*

Steve Harshbarger

CEO & PRESIDENT



A BROAD RANGE OF APPLICATIONS

Strategy: *Grow our business by targeting key disruptive coating applications in growth oriented sectors.*

CLEAN ENERGY
SEMICONDUCTORS
NANOMATERIALS
TEXTILES
FOOD
INDUSTRIAL
AUTOMOTIVE
AEROSPACE
GLASS
MEDICAL DEVICES
ELECTRONICS
DISPLAYS



50 microns
x500
Applying Precision Coatings Since
1975

PATHWAYS TO ACCELERATED GROWTH

High Growth Business Model

- State-of-the-art custom engineered solutions.
- Advanced technical capabilities to solve customer coating challenges.
- Established network of industry equipment partners for large system integration projects.
- Expansion of product portfolio with application specific machinery.
- New customers and applications in high tech markets for large platform systems.

1

FULL SYSTEMS SOLUTIONS

RESULTS

- *Recognized as an **Innovative Technology Company** with **Powerful Proprietary Knowledge***
- *Increased **Customer Value** with rapidly expanding Average Selling Prices (ASPs)*



PATHWAYS TO ACCELERATED GROWTH

Focus on Customers' Unique Needs

- Complex, customized machine solutions give us a distinct competitive edge.
- On-site laboratory testing, customer visits and support ensure customer success, accelerate and expand orders.
- Strategic partnerships with chemical companies.
- 6 worldwide labs support customer process development.

2

APPLICATION ENGINEERING EXPERTISE

MILTON, NY US DEVELOPMENT LAB



PATHWAYS TO ACCELERATED GROWTH

3

SCALABLE MANUFACTURING EQUIPMENT

Proven Scaling from R&D to Production Volume

- Customers using R&D machines are looking to increase production after process development.
- Dramatically higher ASPs on full system solutions with complex product handling and pre/post coating stations.
- Latest full systems can exceed $1M+.







AVERAGE SELLING PRICE (ASP) PROGRESSION





AVERAGE SELL PRICE PROGRESSION



% OF TOTAL SALES BY SELL PRICE INCREMENTS FOR FISCAL YEARS 2017-2024
TOAL SALES
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
FY2017
69%
22%
9%
FY2018
56%
29%
14%
FY2019
62%
21%
17%
FY2020
43%
25%
32%
FY2021
42%
21%
36%
FY2022
42%
30%
27%
FY2023
47%
35%
19%
FY2024
36%
34%
29%
ORDERS $0- 74,999
ORDERS $75,000 -150,000
ORDERS >$150,000

Increasing % of Sales with High ASPs

From FY 2017 to FY 2024:

- $5M increase in sales over $150k value.
- $4.7M increase in sales $75-150k value.
- Trend toward higher ASP systems expected to continue in FY 2025 and beyond.
- Already $5.9M of high ASP systems in our backlog scheduled for FY 2026 shipment.

SIGNIFICANT CONTRACTS

Full press releases available at
https://www.sono-tek.com/about-us/investors/press-releases-1/



FY 2025

Sono-Tek Announces Largest Order in Company History

$2.95 Million Order from Specialty Clean Energy Customer
Third Part of Expected Multi-System Program
4 System Order Expected to be Shipped in First Half of Fiscal 2026

Sono-Tek Announces Additional $2.95 Million Order from Specialty Clean Energy Customer

System Order Expected to be Shipped in Fiscal 2026
Company Experiencing Strong Demand from Clean Energy Sector

INCREASING NEW REVENUE STREAMS

Paid services are becoming a larger source of revenue

From FY 2017 to FY 2025:

- 209% growth in overall service revenue
- Custom engineering services rapidly expanding
- Extended Service Plan offerings began in FY 2024



PAID SERVICES (IN THOUSANDS)


$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$396,000
$564,000
$657,000
$782,000
$1,146,000*

	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025
SERVICE PLANS	$0	$0	$0	$30,000	$124,000
LAB TIME	$87,000	$160,000	$200,000	$230,000	$212,000
ENGINEERING TIME	$4,000	$5,000	$7,000	$21,000	$220,000
SERVICE TRIPS	$60,000	$80,000	$97,000	$141,000	$189,000
APPS ENGINEERING TRIPS	$43,000	$22,000	$29,000	$32,000	$28,000
CONTRACT COATING	$32,000	$82,000	$46,000	$44,000	$49,000
REPAIRED PARTS	$170,000	$215,000	$278,000	$284,000	$324,000

**Fiscal year 2025 ended February 28, 2025, preliminary, unaudited results*

CLEAN ENERGY MARKET: HIGH VOLUME CAPACITY

All of these applications use functional surface coatings that Sono-Tek applies exceptionally well, with greater efficiency, uniformity, scalability, and cost effectiveness than other deposition methods.

- **Green Hydrogen**
- **Electrolyzers**
- **Thin Film Solar Cells**
- **Fuel Cells**
- **Carbon Capture and Reuse**

✓ ***Global clean energy commitments continue to move forward despite potential domestic policy changes regarding clean energy.***

✓ ***Multiple projects with industrial high volume capacity equipment are underway domestic and abroad.***

✓ ***Sono-Tek's reputation as a premier equipment provider for electrolyzer and fuel cell manufacturing is well cemented globally.***

Already $5.9M in our backlog scheduled for FY 2026 shipment.

Sono-Tek equipment is well known in academia and R&D institutions.

Fossil fuel reduction technologies are accelerating ultrasonic spray acceptance as an industry standard manufacturing process.

What You Should Take Away About SOTK Today

Advancing Generational Technology Developments	***Ramping Up High Volume, High ASP Systems***	***Strong Customer Application Knowledge & Expertise***	***Record Sales in FY 2025***

- **Strong revenue growth trajectory, increasing 79% since FY 2018,** with consistent profitability.
- We have a strong balance sheet with **zero debt**.
- We have a **disruptive** thin film coating technology used by Fortune 500 size companies.
- Next generation **high tech applications** rely on our coating systems.
- **Clean Energy, Medical Devices,** and **Micro-Electronics** coatings are key applications.
- We are focused on delivering **high "ASP" Average Selling Price** production lines.
- Continued **profitable revenue growth in FY 2025**, with projected growth in FY 2026, and are building our future to be even stronger.

SONO·TEK Corporation

Making an impact on our world



THANK YOU

info@sono-tek.com

Dr. Christopher Coccio

Coccio@sono-tek.com

Steve Harshbarger

Harsh@Sono-Tek.com

QUESTIONS?





FlexiCoat XYZ motion conveyorized coating system with pre/post curing stations and photoresist lighting